UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2018

CONAGRA BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Merchandise Mart Plaza, Suite 1300 Chicago, Illinois	60654
(Address of principal executive offices)	(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 26, 2018, Conagra Brands, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Pinnacle Foods Inc., a Delaware corporation (“Pinnacle”), and Patriot Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Pinnacle, with Pinnacle continuing as the surviving corporation (the “Merger”). As a result of the Merger, Merger Sub will cease to exist, and Pinnacle will survive as a wholly-owned subsidiary of the Company.

The Company’s Board of Directors has, by unanimous vote, approved the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the merger (the “Effective Time”), each share of the common stock, par value $0.01 per share, of Pinnacle (“Pinnacle Shares”) issued and outstanding immediately prior to the Effective Time (other than shares as to which dissenter’s rights have been properly exercised and certain other excluded shares) will be converted into the right to receive (i) $43.11 in cash and (ii) 0.6494 shares of common stock, par value $5.00 per share, of the Company (“Company Shares”) (together, the “Merger Consideration”), with cash payable in lieu of fractional shares of Company Shares.

The Company executed a commitment letter, dated June 26, 2018, with Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC that provides a commitment for a $9.0 billion 364-day unsecured bridge loan facility.

The closing of the Merger is subject to customary closing conditions, including (i) the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of all outstanding Pinnacle Shares (the “Requisite Vote”), (ii) there being no law or order that restrains, enjoins or otherwise prohibits the consummation of the Merger or the issuance of Company Shares in connection with the Merger, and (iii) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other required antitrust approvals. The obligation of each of the Company and Pinnacle to consummate the Merger is also conditioned on the other party’s representations and warranties being true and correct (subject to certain materiality exceptions) and the other party having performed, in all material respects, its obligations under the Merger Agreement. The closing of the Merger is not subject to a financing condition.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature. Among other things, the Company and Pinnacle have agreed to use reasonable best efforts to obtain antitrust approval of the Merger. In furtherance of the foregoing, the Company has committed to divesting assets of the Company or Pinnacle that collectively account for up to $300 million of net sales if necessary to obtain antitrust approval.

During the period after the date of the Merger Agreement to the Effective Time, Pinnacle has agreed to conduct its business in the ordinary and usual course, consistent with past practice, and the Company and Pinnacle have agreed to certain other operating covenants and to not take certain specified actions prior to the consummation of the Merger, as set forth more fully in the Merger Agreement. Pinnacle has also agreed to convene and hold a meeting of its stockholders for the purpose of obtaining the Requisite Vote. In addition, the Merger Agreement requires that, subject to certain exceptions, Pinnacle’s Board of Directors recommend that Pinnacle’s stockholders adopt the Merger Agreement.

In addition, Pinnacle has also agreed not to initiate, solicit or knowingly encourage or facilitate takeover proposals from third parties. Pinnacle has also agreed not to, subject to certain exceptions, provide non-public information to, or engage in discussions or negotiations with, third parties regarding alternative acquisition proposals. Notwithstanding these restrictions, prior to the receipt of the Requisite Vote, Pinnacle may under certain circumstances provide non-public information to and participate in discussions or negotiations with third parties with respect to unsolicited alternative acquisition proposals.

Prior to obtaining the Requisite Company Vote, Pinnacle’s Board of Directors may, in certain circumstances, change its recommendation that the stockholders adopt the Merger Agreement. In addition, prior to obtaining the Requisite Vote, Pinnacle may terminate the Merger Agreement to enter into a definitive agreement for an acquisition proposal that constitutes a Superior Proposal (as defined in the Merger Agreement), subject to complying with notice and other specified conditions, including giving the Company the opportunity to propose revisions to the terms of the Merger Agreement during a period following notice and the payment to the Company of a termination fee of approximately $264 million (the “Termination Fee”).

The Merger Agreement contains certain termination rights for the Company and Pinnacle, including, among others, the right of (i) Pinnacle to terminate the Merger Agreement in order to enter into a definitive agreement for an acquisition proposal that constitutes a Superior Proposal and (ii) the Company to terminate the Merger Agreement as a result of Pinnacle’s Board of Directors changing its recommendation with respect to the Merger Agreement. The Merger Agreement also provides that under specified circumstances, including those described above, Pinnacle will be required to pay the Company the Termination Fee.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger. The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company or Pinnacle in their public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company or Pinnacle. The representation, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by the parties’ stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders or other security holders. Except as specifically set forth in the Merger Agreement, security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of any actual state of facts or of the condition of Pinnacle, the Company or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s or Pinnacle’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements of this Current Report on Form 8-K not misleading.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On June 27, 2018, the Company and Pinnacle issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 and is incorporated herein by reference.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws about the Company and the Merger. These forward-looking statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Readers of this Current Report on Form 8-K should understand that these statements are not guarantees of performance or results. Many factors could affect actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements, including those set forth in this Current Report on Form 8-K. These risks and uncertainties include, among other things: the failure to obtain Pinnacle stockholder approval of the Merger Agreement; the possibility that the closing conditions to the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval and any conditions imposed on the combined entity in connection with consummation of the Merger; delay in closing the Merger or the possibility of non-consummation of the Merger; the risk that the cost savings and any other synergies from the Merger may not be fully realized or may take longer to realize than expected, including that the Merger may not be accretive within the expected timeframe or to the extent anticipated; the occurrence of any event that could give rise to termination of the Merger Agreement; the risk that shareholder litigation in connection with the Merger may affect the timing or occurrence of the Merger or result in significant costs of defense, indemnification and liability; risks related to the disruption of the Merger to us and our management; the effect of announcement of the Merger on our ability to retain and hire key personnel and maintain relationships with customers, suppliers and other third parties; the ability and timing to obtain required regulatory approvals and satisfy other closing conditions for the pending divestiture of our Del Monte processed fruit and vegetable business in Canada; our ability to achieve the intended benefits of recent and pending acquisitions and divestitures, including the recent spin-off of our Lamb Weston business; the continued evaluation of the role of our Wesson oil business; general economic and industry conditions; our ability to successfully execute our long-term value creation strategy; our ability to access capital on acceptable terms or at all; our ability to execute our operating and restructuring plans achieve our targeted operating efficiencies from cost-saving initiatives and to benefit from trade optimization programs; the effectiveness of our hedging activities and our ability to respond to volatility in commodities; the competitive environment and related market conditions; our ability to respond to changing consumer preferences and the success of our innovation and marketing investments; the ultimate impact of any product recalls and litigation, including litigation related to the lead paint and pigment matters; actions of governments and regulatory factors affecting our businesses, including the ultimate impact of recently enacted U.S. tax legislation and related regulations or interpretations; the availability and prices of raw materials, including any negative effects caused by inflation or weather conditions; risks and uncertainties associated with intangible assets, including any future goodwill or intangible assets impairment charges; and other risks described in our reports filed from time to time with the SEC.

Readers are cautioned not to place undue reliance on any forward-looking statements included in this communication, which speak only as of the date of this communication. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Additional Information and Where to Find It

In connection with the Merger, the Company will file a registration statement on Form S-4 with the SEC. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to stockholders of Pinnacle. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Pinnacle at its website, www.pinnaclefoods.com, or by contacting Pinnacle Investor Relations at (973) 434-2924, or from the Company at its website, www.conagrabrands.com, or by contacting Conagra Investor Relations at (312) 549-5002.

Participants in Solicitation

The Company and Pinnacle and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information concerning the Company’s participants is set forth in the proxy statement, filed August 11, 2017, for the Company’s 2017 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning Pinnacle’s participants is set forth in the proxy statement, filed April 20, 2018, for Pinnacle’s 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01	Financial Statements and Exhibits.

2.1*	Agreement and Plan of Merger, dated June 26, 2018, by and among Conagra Brands, Inc., Pinnacle Foods Inc. and Patriot Merger Sub Inc.

99.1	Joint Press Release, dated as of June 27, 2018

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
Name: Colleen Batcheler
Title: Executive Vice President, General Counsel and Corporate Secretary